Income Tax: (Tables)	6 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
Income tax benefit based on Canadian tax rates

Income tax benefit for the six months ended June 30, 2022 and 2021 differs from the amount that would result from applying Canadian tax rates to net loss before taxes. These differences result from the items noted below:

	2022		2021
	Amount	%	Amount	%
Income tax benefit based on Canadian tax rates	$ 947,312	25	$ 904,838	25
Decrease due to:
Different tax rates on foreign subsidiaries	(151,715)	(4)	(159,342)	(4)
Non-deductible expenses	(2,701)	-	(12,827)	(1)
Change in valuation allowance and other	(792,896)	(21)	(732,669)	(20)
	$ 0	0	$ 0	0

No current income tax was recorded by the Company during the six months ended June 30, 2022 and 2021. The Company recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes. As part of the US government response to the COVID-19 pandemic, the U.S. Congress passed the CARES act in late March 2020 which, among other things, allowed companies to carryback losses incurred in 2018, 2019 and 2020. The Company recorded an income tax benefit in prior years to reflect the carryback of U.S. taxable losses incurred in 2020 and 2019 to offset taxable income in 2018.

The Company has an income tax receivable of $8.1 million related to the carryback of losses as noted above and prior year overpayments resulting from revisions to management's estimates of the timing and amount of deductions available to the Company's U.S. subsidiary associated with the write-off of certain subsidiaries primarily related to the Company's previous investment in the Brisas Project. During the second quarter of 2022, the Company received a tax refund of $0.6 million related to the carryback of losses incurred in 2020 as noted above. The 2017 tax filing of the Company’s U.S. subsidiary is under examination by the Internal Revenue Service. Additionally, the Company’s 2018 Canadian tax return is under examination by the Canada Revenue Agency. Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examinations to which we are currently subject will result in favorable outcome.

The components of the Canadian and U.S. deferred income tax assets and liabilities as of June 30, 2022 and December 31, 2021 were as follows:

	June 30,	December 31,
	2022	2021
Deferred income tax assets
Net operating loss carry forwards	$40,489,929	$40,045,479
Property, Plant and Equipment	2,023,750	2,023,434
Other	1,526,724	1,537,637
Total deferred income tax asset	44,040,403	43,606,550
Valuation allowance	(44,000,925)	(43,557,562)
Deferred income tax assets net of valuation allowance	$39,478	$48,988

Deferred income tax liabilities
Other	(39,478)	(48,988)
Net deferred income tax asset	$-	$-

At June 30, 2022, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

	U.S.	Canadian	Expires
$		$ 2,030,402	2026
		3,768,163	2027
		14,362,518	2028
		13,611,465	2029
		16,816,208	2030
		18,830,259	2031
		5,463,457	2032
		7,942,742	2033
		9,202,870	2034
		13,136,418	2035
		15,617,819	2036
		11,777,978	2037
		1,127,120	2038
		2,937,598	2039
		4,366,612 15,806,627 1,785,171	2040 2041 2042
	4,019,393		-
	$4,019,393	$ 158,583,427